                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                November 14, 2001
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                                                      NN, INC.
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                               (Exact name of registrant as specified in its charter)

                    DELAWARE                                 0-23485                         62-1096725
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          (State or other jurisdiction                     (Commission                      (IRS Employer
                of incorporation)                         File Number)                   Identification No.)

2000 Waters Edge Drive, Johnson City, Tennessee                                               37604
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                   (Address of principal executive offices)                                  (Zip Code)

Registrant's telephone number, including area code                                  (423) 743-9151
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                                                   Not applicable
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                            (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On November 14, 2001, the Company issued a press release announcing that, due to the voluntary bankruptcy of one of its customers, the Company will record a third quarter 2001 reserve for approximately $400,000 pre-tax as part of the filing of its September 30, 2001 Form 10-Q. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)      EXHIBITS.  The following exhibits are filed herewith:

         99.1     Press Release dated November 14, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: November 14, 2001
                                                 NN, INC.

                                                 By:     /s/ William C. Kelly, Jr.
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                                                       William C. Kelly, Jr.,
                                                       Chief Accounting Officer